UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 13, 2016
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FENIX PARTS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-37382	46-4421625
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

One Westbrook Corporate Center, Suite 920
Westchester, Illinois 60154
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(708) 407-7200

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition
On October 13, 2016, Fenix Parts, Inc. (the “Company”) issued a press release setting forth, among other things, certain preliminary financial results for its second quarter ended June 30, 2016. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 2.02 by reference.
The information set forth in this Item 2.02 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
On October 13, 2016, the Company issued a press release, attached hereto as Exhibit 99.1 and incorporated into this Item 3.01 by reference, which disclosed that, as previously announced on August 23, 2016, the Company received a non-compliance notice from The Nasdaq Stock Market stating the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) because it had not timely filed its Form 10-Q with the SEC for the quarter ended June 30, 2016. Under the Nasdaq rules, the Company has 60 days to file the second quarter Form 10-Q or to file a plan of compliance satisfactory to Nasdaq. The Company expects to either file its second quarter Form 10-Q or to file a satisfactory plan of compliance with Nasdaq within the required time.
Item 8.01    Other Events
On October 13, 2016, the Company issued a press release, attached hereto as Exhibit 99.1 and incorporated into this Item 8.01 by reference, which included an update of its disclosure relating to the delayed filing of its quarterly report on Form 10-Q for the second quarter of 2016. The press release discloses that filing has been delayed in large part, because of the complexity of accounting for the Company’s multiple business combinations, the coordination of the transition of responsibilities between the Company’s prior and new independent registered public accounting firms, and additional procedures on purchase accounting and inventory following the Company’s recent receipt of a subpoena from the Chicago Regional Office of the SEC requiring the production of various documents. The SEC inquiry appears to be focused on the Company’s recent change in its independent registered public accounting firm, its previously announced business combinations and related goodwill impairment charge, the effectiveness of its internal control over financial reporting and its inventory valuation methodology.  The Company’s receipt of a subpoena from the SEC does not mean that it has violated the securities laws, and management does not believe that the inquiry will have a material impact on the Company’s financial condition, results of operations or cash flow, but cannot predict the timing or outcome of the inquiry. The Company intends to fully cooperate with the SEC inquiry.
Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description

99.1	Press release dated October 13, 2016.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 13, 2016

Fenix Parts, Inc.
By:	/s/ Kent Robertson
Name:	Kent Robertson
Title:	President and Chief Executive Officer